                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            The Portugal Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 28, 2000

                              -------------------

TO THE SHAREHOLDERS OF
THE PORTUGAL FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Portugal Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017, on Friday, April 28, 2000, commencing at 10:00 a.m.

    The purpose of the meeting is to consider and act upon the following proposals and to consider such other matters as may properly come before the meeting or any adjournments thereof:

    (1) To elect two (2) directors of the Fund; and

    (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 2000.

    The close of business on March 1, 2000 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about March 31, 2000.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                  SECRETARY OF THE FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.

Dated: March 31, 2000
New York, New York

                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 28, 2000

                              -------------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Portugal Fund, Inc. (the "Fund") for use at its Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 12th Floor, New York, New York 10017, on Friday, April 28, 2000 at 10:00 a.m. (New York City time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of the Annual Meeting of Shareholders and a proxy card (the "Proxy") accompanies this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $6,000, and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 31, 2000.

    The principal executive office of CSAM is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022.

    The Fund's Annual Report containing audited financial statements for the fiscal year ending December 31, 1999 has previously been furnished to the shareholders of the Fund. The report is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the persons appointed as proxies will abstain with respect to the election of the two shareholder nominees named herein to serve as Directors and the Proxy will be voted FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the fiscal year ending December 31, 2000, and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time the Proxy is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality (i.e., the highest numbers) of the votes cast at the Meeting in person or by proxy, and Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but which have not been voted, any abstentions and broker non-votes would have no impact on Proposals 1 or 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date for the Meeting, March 1, 2000 (the "Record Date"), 4,717,316 Shares of the Fund were outstanding.

    Each Share of the Fund is entitled to one vote each at the Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented, you are requested to:

    -- indicate your instructions on the Proxy;

    -- date and sign the Proxy;

    -- mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received before the commencement of the Meeting on April 28, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two directors of the Fund.

    Pursuant to the Fund's Articles of Incorporation, the Board is currently divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term. Messrs. Enrique R. Arzac and Jonathan W. Lubell, current directors of the Fund whose terms expire at the Meeting, have decided not to stand for reelection for the reasons described in "Statement of Independent Directors Arzac, Lubell and Torino Regarding Proposal 1." Ronald G. Olin has nominated Messrs. Glenn W. Wilcox, Sr. and Scott B. Rogers to stand for election. Each nominee, if elected, will serve until the 2003 Annual Meeting of the Fund and hold office for a term of three years and until his successor is elected and qualified.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, each current director who is not standing for reelection to the Board at the Meeting, and the executive officers and directors of the Fund as a group. Each of the nominees, the directors and the executive officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee and director owns less than one percent of the outstanding Shares of the Fund except as indicated below.

    Each nominee has indicated an intention to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the following table. Mr. Priest is an interested person of the Fund by virtue of his position as director and/or officer of CSAM.

                                                                                            MEMBERSHIP ON
                                                                                               BOARDS
                                              CURRENT PRINCIPAL    LENGTH OF SERVICE AS  OF OTHER REGISTERED
                               SHARES           OCCUPATION AND      DIRECTOR AND TERM        INVESTMENT
                            BENEFICIALLY     PRINCIPAL EMPLOYMENT     OF MEMBERSHIP         COMPANIES AND
                              OWNED ON         DURING THE PAST         ON BOARD OF          PUBLICLY HELD
NAME (AGE)                 MARCH 15, 2000         FIVE YEARS             THE FUND             COMPANIES
-------------------------  ---------------   --------------------  --------------------  -------------------
Ralph W. Bradshaw                  300       Consultant with Deep  Since 1999; current   Director of
  (49) ..................                    Discount Advisors,    term ends at the      Clemente Strategic
    One West Pack Square                     Inc. and Ron Olin     2002 annual meeting.  Value Fund, Inc.;
    Suite 777                                Investment                                  The Austria Fund,
    Asheville, NC 28801                      Management Co.,                             Inc. and Central
                                             investment advisory                         European Value
                                             firms, since 1995.                          Fund, Inc.
Ronald G. Olin (53) .....       89,300+      President and Chief   Since 1999; current   Director of
    One West Pack Square                     Executive Officer of  term ends at the      Clemente Strategic
    Suite 777                                Deep Discount         2002 annual meeting.  Value Fund, Inc.;
    Asheville, NC 28801                      Advisors, Inc., an                          The Austria Fund,
                                             investment advisory                         Inc. and Central
                                             firm since 1993;                            European Value
                                             General Partner of                          Fund, Inc.
                                             Ron Olin Investment
                                             Management Co. since
                                             1987.

------------------

+ 1.9% of the total Shares outstanding as of the Record Date.

                                                                                            MEMBERSHIP ON
                                                                                               BOARDS
                                              CURRENT PRINCIPAL    LENGTH OF SERVICE AS  OF OTHER REGISTERED
                               SHARES           OCCUPATION AND      DIRECTOR AND TERM        INVESTMENT
                            BENEFICIALLY     PRINCIPAL EMPLOYMENT     OF MEMBERSHIP         COMPANIES AND
                              OWNED ON         DURING THE PAST         ON BOARD OF          PUBLICLY HELD
NAME (AGE)                 MARCH 15, 2000         FIVE YEARS             THE FUND             COMPANIES
-------------------------  ---------------   --------------------  --------------------  -------------------
William W. Priest,               1,000       Chairman--            Since 1997; current   Director of
  Jr.*(58) .                                 Management            term ends at the      fifty-six other
    153 E. 53rd Street                       Committee, Chief      2001 annual meeting.  CSAM- advised
    New York, NY 10022                       Executive Officer                           investment
                                             and Managing                                companies.
                                             Director of CSAM
                                             (12/90-present).
Scott B. Rogers (44) ....      --            Chief Executive               --            Director, National
    6 Beaverdam Ct.                          Officer, Asheville                          Urban Strategy
    Asheville, NC 28804                      Buncombe Community                          Commission;
                                             Christian Ministry;                         Director,
                                             President, ABCCM                            Southeastern
                                             Doctor's Medical                            Jurisdiction Urban
                                             Clinic.                                     Networkers;
                                                                                         Director, Asheville
                                                                                         Area Red Cross;
                                                                                         Appointee, NC
                                                                                         Governor's
                                                                                         Commission on
                                                                                         Welfare to Work;
                                                                                         Chairman, Recycling
                                                                                         Unlimited;
                                                                                         Director,
                                                                                         Interdenominational
                                                                                         Ministerial
                                                                                         Alliance.
Martin M. Torino (50) ...      --            Chairman of the       Since 1989; current   Director of five
    L. N. Alen                               Board of Ingenio y    term ends at the      other CSAM- advised
    986 9th Floor                            Refineria San Martin  2001 annual meeting.  investment
    1001 Buenos Aires,                       Del Tabacal S.A.                            companies.
    Argentina                                (8/96-present);
                                             Executive Director
                                             of TAU S.A. (a
                                             commodities trading
                                             firm)
                                             (11/90-present);
                                             President of
                                             DYAT S.A.
                                             (10/93-present);
                                             Executive Vice
                                             President of Louis
                                             Dreyfus Sugar, Inc.
                                             (1984-1991).

                                                                                            MEMBERSHIP ON
                                                                                               BOARDS
                                              CURRENT PRINCIPAL    LENGTH OF SERVICE AS  OF OTHER REGISTERED
                               SHARES           OCCUPATION AND      DIRECTOR AND TERM        INVESTMENT
                            BENEFICIALLY     PRINCIPAL EMPLOYMENT     OF MEMBERSHIP         COMPANIES AND
                              OWNED ON         DURING THE PAST         ON BOARD OF          PUBLICLY HELD
NAME (AGE)                 MARCH 15, 2000         FIVE YEARS             THE FUND             COMPANIES
-------------------------  ---------------   --------------------  --------------------  -------------------
Glenn W. Wilcox, Sr.           --            Chairman of the               --            Director of
  (67) ..................                    Board and Chief                             Champion
    418 Vanderbilt Road                      Executive Officer of                        Industries, Inc.;
    Asheville, NC 28802                      Wilcox Travel                               Chairman of the
                                             Agency.                                     Board of Blue Ridge
                                                                                         Printing Co., Inc.;
                                                                                         Chairman of the
                                                                                         Board of Tower
                                                                                         Associates, Inc.;
                                                                                         Director of
                                                                                         Asheville Chamber
                                                                                         of Commerce; Vice
                                                                                         Chairman of the
                                                                                         Board of First
                                                                                         Union National
                                                                                         Bank; Board of
                                                                                         Trustees of
                                                                                         Appalachian State
                                                                                         University; Board
                                                                                         of Trustees and
                                                                                         Board of Directors
                                                                                         of Mars Hill
                                                                                         College.
All directors and             91,920++
  executive officers as a
  group:.................

--------------

++ 1.9% of the Shares outstanding as of the Record Date.

    During the fiscal year ended December 31, 1999, each director who is not a director, officer, partner, co-partner or employee of CSAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by the Fund during the fiscal year 1999 to all such unaffiliated directors was $39,000. During the fiscal year 1999, the Board of the Fund convened nine times.

    The Fund's Audit Committee is composed of directors who are not interested persons of the Fund. Messrs. Arzac, Bradshaw, Lubell, Olin and Torino are members of the Audit Committee of the Fund. The Audit Committee of the Fund convened twice during the fiscal year 1999. The Audit Committee of the Fund advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. In the event of a vacancy on the Board of Directors, the Board of Directors of the Fund would consider nominees recommended by shareholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Each Director, except William W. Priest, Jr., attended 75% or more of the aggregate number of the Board and committee meetings held during the period for which he was a Director.

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the SEC, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that for the fiscal year ended December 31, 1999, all filings applicable to such persons were complied with.

EXECUTIVE OFFICERS

    The following table shows certain information about the executive officers of the Fund other than Mr. Priest who is described above. Mr. Priest is Chairman of the Board of Directors of the Fund and was appointed to such position in May 1997. Mr. Watt is President and Chief Investment Officer of the Fund. He has been an officer of the Fund since February 1997. Mr. Liebes was elected Senior Vice President of the Fund on August 12, 1997. Mr. Pignataro has served as Chief Financial Officer for the Fund since 1991 and Secretary for the Fund since 1989. Mr. Del Guercio was elected to his office as Vice President of the Fund on August 12, 1997.

    Each executive officer will hold office until a successor has been elected. All executive officers of the Fund are employees of and are compensated by CSAM and will continue to serve as officers to the Fund until a successor has been elected by the Board. The Fund has no bonus, profit sharing, pension or retirement plans.

                                          SHARES
                                       BENEFICIALLY                                   CURRENT PRINCIPAL OCCUPATION
                                         OWNED ON                                       AND PRINCIPAL EMPLOYMENT
          NAME               AGE      MARCH 15, 2000        POSITION WITH FUND         DURING THE PAST FIVE YEARS
------------------------   --------   ---------------   ---------------------------   -----------------------------
Richard W. Watt ........      41           1,320        President and Chief           Managing Director of CSAM
  153 East 53rd Street                                    Investment Officer          (7/96-present); Senior Vice
  New York, NY 10022                                                                  President of CSAM
                                                                                      (8/95-7/96); Head of Emerging
                                                                                      Markets Investments and
                                                                                      Research at Gartmore
                                                                                      Investment Limited
                                                                                      (11/92-6/95).
Hal Liebes .............      35              --        Senior Vice President         Managing Director and General
  153 East 53rd Street                                                                Counsel of CSAM
  New York, NY 10022                                                                  (12/99-present); Director and
                                                                                      General Counsel of CSAM
                                                                                      (3/97-12/99); Vice President
                                                                                      and Counsel, Lehman Brothers,
                                                                                      Inc. (6/96-3/97); Vice
                                                                                      President and Legal Counsel
                                                                                      of CSAM (6/95-6/96); Chief
                                                                                      Compliance Officer, CS First
                                                                                      Boston Investment Management
                                                                                      (3/94-6/95).
Michael A. Pignataro ...      40          --            Chief Financial Officer and   Vice President of CSAM
  153 East 53rd Street                                    Secretary                   (12/95-present); Assistant
  New York, NY 10022                                                                  Vice President and Chief
                                                                                      Administrative Officer for
                                                                                      Investment Companies of CSAM
                                                                                      (9/89-12/95).
Rocco A. Del Guercio ...      36          --            Vice President                Assistant Vice President of
  153 East 53rd Street                                                                CSAM (1/99-present);
  New York, NY 10022                                                                  Administrative Officer for
                                                                                      CSAM-advised investment
                                                                                      companies (6/96-12/98);
                                                                                      Assistant Treasurer, Bankers
                                                                                      Trust Co.-Fund Administration
                                                                                      (3/94-6/96).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended December 31, 1999. None of the Fund's executive officers and directors who are also officers or directors of CSAM received any compensation from the Fund for such period.

                                                 PENSION OR
                                                 RETIREMENT                    TOTAL       TOTAL NUMBER
                                                  BENEFITS    ESTIMATED    COMPENSATION    OF BOARDS OF
                                                 ACCRUED AS     ANNUAL     FROM FUND AND   CSAM-ADVISED
                                   AGGREGATE      PART OF      BENEFITS    FUND COMPLEX     INVESTMENT
                                  COMPENSATION      FUND         UPON         PAID TO       COMPANIES
        NAME OF DIRECTOR           FROM FUND      EXPENSES    RETIREMENT     DIRECTORS        SERVED
--------------------------------  ------------   ----------   ----------   -------------   ------------
Dr. Enrique R. Arzac............     $9,000           0           0           $99,500           11
Ralph W. Bradshaw...............     $1,750           0           0           $ 1,750            1
James J. Cattano(*).............     $9,000           0           0           $61,500            6
Jonathan W. Lubell..............     $8,500           0           0           $17,000            2
Ronald G. Olin..................     $1,750           0           0           $ 1,750            1
Martin M. Torino................     $9,000           0           0           $51,000            6

--------------

(*)Mr. Cattano's term as a director of the Fund ended on October 15, 1999.

STATEMENT OF INDEPENDENT DIRECTORS ARZAC, LUBELL AND TORINO REGARDING
  PROPOSAL 1

    We have decided not to support Mr. Olin's nominees to the Fund's Board of Directors. Because Mr. Olin's advisory firms--Ron Olin Investment Management ("Olin") and Deep Discount Advisors, Inc. ("DDA")--control over 33% of the Fund's outstanding shares, we also have decided against waging a proxy contest that would drive up the Fund's expenses with no realistic possibility of success. Therefore, Messrs. Arzac and Lubell, whose terms as directors expire this year and whose nomination for reelection was not supported by Mr. Olin, have reluctantly decided not to stand for reelection. We regret not giving you a choice of director candidates. Instead of launching a contest, we have decided to express our views in this Statement. If you wish to send a message to Mr. Olin, we suggest that you WITHHOLD your vote for his candidates.

    First and foremost, we disagree with Mr. Olin's views about the best direction for the Fund in the future. Last year, Mr. Olin expressed concern about the Fund's "persistent" market discount and criticized management for not taking "meaningful steps to enhance stockholder value." And yet, when shareholders were given an opportunity to vote on open-ending the Fund, with our full support and the full support of CSAM and the two CSAM representatives then serving on the Board, Mr. Olin opposed the proposal. Mr. Olin criticized the temporary 1-1/2% redemption fee that we felt was appropriate to balance the interests of shareholders who desired to liquidate their investment against those who elected to stay in the Fund. And now, after the proposal failed, the Fund's shares are trading at a discount of around 17%, despite the aggressive repurchase program that was immediately launched. So instead of shareholders having an opportunity to redeem their shares immediately at 1-1/2% below net asset value, and later at full net asset value, shareholders are left with a substantial discount again.

    We also believe that the shareholders' interests are best served by maintaining a Board that is not dominated by management or by any single shareholder, even a controlling shareholder. If his two nominees are elected, Mr. Olin will have personally selected four of the Fund's six Directors.

    And finally, we continue to be concerned that Mr. Olin's obligations to act in the best interests of the Olin/DDA advisory clients could conflict in very real ways with his duty to act in the best interests of all Fund shareholders. DDA's stated investment specialty is seeking "to exploit inefficiencies in the price of" closed-end fund shares and other securities. Mr. Olin certainly has every right to vote the shares that Olin/ DDA controls in the best interests of the advisory clients who own those shares. But as a director, his fiduciary duties run to all shareholders, not just the Olin/DDA advisory clients. Going forward, we certainly hope Mr. Olin and his nominees will look out for the interests of all shareholders, and not place the interests of advisory clients first.

    Reducing or eliminating a fund's market discount benefits all shareholders. But reducing or eliminating a fund's market discount also may reduce or eliminate opportunities to exploit pricing inefficiencies. In such a circumstance, Mr. Olin's obligations to Olin/DDA's advisory clients may compel him to liquidate their investments on a widespread basis, regardless of the effect of such liquidations on other shareholders. We are not questioning Mr. Olin's intentions; however, we believe that these types of conflicts can be very difficult to reconcile. Given that the Board's fundamental responsibility is to carefully balance the interests of ALL shareholders, are shareholders really well served by a Board that is dominated by individuals who are faced with these kinds of conflicts?

    In closing, we thank you for the faith and confidence that you have vested in us over the years. We wish you every success.

RESPONSE OF RECENTLY ELECTED BOARD MEMBERS BRADSHAW AND OLIN

    Messrs. Arzac and Lubell are to be commended for their decision not to seek reelection as Directors and for thereby avoiding an unnecessary and expensive proxy fight. We resolutely disagree with their characterizations of us, our actions, and our motives. These issues were all thoroughly aired in the last proxy contest, in which the incumbent board's positions failed to win enough shareholder support to pass. Their "open-ending" proposal was not put forth until we challenged their "business as usual" proxy with opposing director candidates. After postponing the shareholder meeting for over six months, they presented an open-ending proposal requiring so overwhelming a vote for its passage that it would have failed even if every vote cast at the meeting had been in favor.

    Investment company law requires that all shareholders of a closed-end fund be treated equally. As stockholders, our interests and those of our clients are the same as all the other shareholders. Our only motivation is to maximize shareholder return, and we will work diligently to that end. We reject any assertion to the contrary. We hope that you will continue to vote in favor of Directors who share this commitment.

VOTE REQUIRED

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the present fiscal year ending December 31, 2000. At a meeting held on February 11, 2000, the Board of Directors of the Fund, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has been independent public accountants for the Fund since the commencement of operations of the Fund, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

VOTE REQUIRED

    Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than December 2, 2000. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders of the Fund, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board,
(ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting of the Fund by a shareholder of the Fund, such shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the Fund c/o Credit Suisse Asset Management LLC, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the year 2001 annual meeting not included in the proxy statement and form of proxy which are not submitted to the Fund by February 15, 2001. Even if timely notice is received, the Company may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Company on matters not specifically reflected on the form of the proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the shares of the
Fund:

                                                               NUMBER OF SHARES     PERCENT
                      NAME AND ADDRESS                        BENEFICIALLY OWNED   OF SHARES
------------------------------------------------------------  ------------------   ---------
*Deep Discount Advisors, Inc................................        1,009,500        18.9%
    One West Pack Square
    Suite 777
    Asheville, NC 28801

*Ron Olin Investment Management Company.....................          760,900        14.3%
    One West Pack Square
    Suite 777
    Asheville, NC 28801

--------------

(*)As stated in Amendment No. 10 to Schedule 13D filed with the SEC on January 5, 2000.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THE FUND AT C/O CREDIT SUISSE ASSET MANAGEMENT, LLC ONE CITICORP CENTER, 153 EAST 53RD STREET, 57TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232), OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

LEGAL PROCEEDINGS

    BRAUTIGAM V. PRIEST ET AL., C.A. No. 99-365 (SLR) (D. Del. filed June 10,
1999). This purported class action complaint was filed against CSAM, the Fund and its directors. The complaint alleges that defendants breached their fiduciary duties to the Fund, in violation of Sections 36 and 48 of the 1940 Act and Maryland law, by, INTER ALIA, failing to put the interests of the Fund's stockholders before those of others, failing to take steps to reduce or eliminate the discount to net asset value at which shares of the Fund trade, and postponing the annual meeting of the Fund. The complaint seeks a declaratory judgment, an order directing defendants to "take serious steps" to reduce the discount and to hold an annual meeting, compensatory and punitive damages and attorneys' fees.

    On July 28, 1999, plaintiff filed and served a motion for a preliminary injunction requiring defendants to schedule and hold the annual meeting of the Fund on or before October 1, 1999. Plaintiff withdrew the motion for a preliminary injunction, filing and serving a notice of withdrawal on August 10, 1999.

    On August 5, 1999, defendants filed and served a motion to dismiss plaintiff's complaint in its entirety. On March 2, 2000, the Court denied that portion of the motion to dismiss based upon jurisdictional and venue grounds, transferred the case to New York because the venue was improper, and declined to address the other contentions in the motion to dismiss, which remain pending.

    The Fund, CSAM and the director defendants believe that plaintiff's claims are without legal merit and are prepared to defend them vigorously.

                                               THE PORTUGAL FUND, INC.

             -------------------------------------------------------------------

   3912-PS-00

                                     PROXY

P                           THE PORTUGAL FUND, INC.
R
O         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X
Y         The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as
     Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Portugal Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 28, 2000, and at any adjournments thereof.



----------------                                                ----------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                            SIDE
----------------                                                ----------------


--------------------------------------------------------------------------------

/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL ABSTAIN FROM PROPOSAL 1 AND WILL BE VOTED "FOR" PROPOSAL 2.

    THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO THE NOMINEES IN PROPOSAL 1 AND RECOMMENDS A VOTE "FOR" PROPOSAL 2.

    1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS.
       Nominees: (01) Glenn W. Wilcox, Sr. (three-year term)
                 (02) Scott B. Rogers (three-year term)

  / /  FOR all nominees listed above (except as marked to the contrary above)

  / /  WITHHOLD AUTHORITY to vote for all nominees listed above

(Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                                                 FOR    AGAINST   ABSTAIN
    2. TO RATIFY THE SELECTION OF                / /      / /       / /
       PRICEWATERHOUSECOOPERS
       LLP AS INDEPENDENT PUBLIC
       ACCOUNTANTS OF THE FUND
       FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2000.

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   / /

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

    Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full in corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.


Signature:                Date:         Signature:                Date:
          ---------------      --------            --------------       --------

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